                                                                     EXHIBIT 4.1


                         ------------------------------





                       BOSTON CELTICS LIMITED PARTNERSHIP

                                       AND


                       ________________________, TRUSTEE






                               -------------------


                                       6%
                             SUBORDINATED DEBENTURES
                                    DUE 2038




                                    INDENTURE


                         DATED AS OF ____________, 1998





                         ------------------------------

                                TABLE OF CONTENTS

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ARTICLE ONE  Definitions and Other Provisions of General Application.............................1

    Section 1.1 Definitions......................................................................1
    Section 1.2 Compliance Certificates and Opinions............................................10
    Section 1.3 Form of Documents Delivered to Trustee..........................................10
    Section 1.4 Acts of Holders, Record Dates...................................................11
    Section 1.5 Notices, Etc., to Trustee and Company...........................................12
    Section 1.6 Notice to Holders; Waiver.......................................................13
    Section 1.7 Conflict with Trust Indenture Act...............................................13
    Section 1.8 Effect of Headings and Table of Contents........................................13
    Section 1.9 Successors and Assigns..........................................................13
    Section 1.10 Separability Clause............................................................13
    Section 1.11 Benefits of Indenture..........................................................14
    Section 1.12 Governing Law; Choice of Forum.................................................14
    Section 1.13 Legal Holidays.................................................................15
    Section 1.14 No Security Interest...........................................................15

ARTICLE TWO  Debenture Forms....................................................................15

    Section 2.1 Forms Generally.................................................................15
    Section 2.2 Form of Face of Debenture.......................................................16
    Section 2.3 Form of Reverse of Debenture....................................................17
    Section 2.4 Form of Legend for Global Debentures............................................19
    Section 2.5 Form of Trustee's Certificate of Authentication.................................19
    Section 2.6 Form of Assignment and Election to Purchase.....................................19

ARTICLE THREE  The Debentures...................................................................20

    Section 3.1 Global Debenture; Depositary....................................................20
    Section 3.2 Amount..........................................................................20
    Section 3.3 Denominations...................................................................20
    Section 3.4 Execution, Authentication, Delivery and Dating..................................21
    Section 3.5 Temporary Debentures............................................................21
    Section 3.6 Registration; Registration of Transfer and Exchange.............................22
    Section 3.7 Mutilated, Destroyed, Lost and Stolen Debentures................................23
    Section 3.8 Payment of Interest; Interest Rights Preserved..................................23
    Section 3.9 Persons Deemed Owners...........................................................24
    Section 3.10 Cancellation...................................................................25
    Section 3.11 Computation of Interest........................................................25
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ARTICLE FOUR  Book Entry Provisions for Global Debentures.......................................25

    Section 4.1 Applicability of Article........................................................25
    Section 4.2 Book-Entry Provisions For Global Debenture......................................25

ARTICLE FIVE  Remedies..........................................................................28

    Section 5.1 Events of Default...............................................................28
    Section 5.2 Acceleration of Maturity; Rescission and Annulment..............................29
    Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.................30
    Section 5.4 Trustee May File Proofs of Claim................................................30
    Section 5.5 Trustee May Enforce Claims Without Possession of Debentures.....................31
    Section 5.6 Application of Money Collected..................................................31
    Section 5.7 Limitation on Suits.............................................................31
    Section 5.8 Unconditional Right of Holders to Receive Principal, Premium
                and Interest....................................................................32
    Section 5.9 Restoration of Rights and Remedies..............................................32
    Section 5.10 Rights and Remedies Cumulative.................................................32
    Section 5.11 Delay or Omission Not Waiver...................................................33
    Section 5.12 Control by Holders.............................................................33
    Section 5.13 Waiver of Past Defaults........................................................33
    Section 5.14 Undertaking for Costs..........................................................34
    Section 5.15 Waiver of Usury, Stay or Extension Laws........................................34

ARTICLE SIX  The Trustee........................................................................34

    Section 6.1 Certain Duties and Responsibilities.............................................34
    Section 6.2 Notice of Defaults..............................................................35
    Section 6.3 Certain Rights of Trustee.......................................................35
    Section 6.4 Not Responsible for Recitals or Issuance of Debentures..........................36
    Section 6.5 May Hold Debentures.............................................................36
    Section 6.6 Money Held in Trust.............................................................36
    Section 6.7 Compensation and Reimbursement..................................................36
    Section 6.8 Disqualification; Conflicting Interests.........................................37
    Section 6.9 Corporate Trustee Required; Eligibility.........................................37
    Section 6.10 Resignation and Removal; Appointment of Successor..............................37
    Section 6.11 Acceptance of Appointment by Successor.........................................39
    Section 6.12 Merger, Conversion, Consolidation or Succession to Business....................39
    Section 6.13 Preferential Collection of Claims Against Company..............................40
    Section 6.14 Appointment of Authenticating Agent............................................40

ARTICLE SEVEN  Holders' Lists and Reports by Trustee and Company................................41

    Section 7.1 Company to Furnish Trustee Names and Addresses of Holders.......................41
    Section 7.2 Preservation of Information; Communications to Holders..........................42
    Section 7.3 Reports by Trustee..............................................................42
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    Section 7.4 Reports by Company..............................................................43

ARTICLE EIGHT  [Reserved].......................................................................43

ARTICLE NINE  Amendments, Supplements and Waivers...............................................43

    Section 9.1 Supplemental Indentures Without Consent of Holders..............................43
    Section 9.2 Supplemental Indentures with Consent of Holders.................................44
    Section 9.3 Execution of Supplemental Indentures............................................45
    Section 9.4 Effect of Supplemental Indentures...............................................45
    Section 9.5 Conformity with Trust Indenture Act.............................................45
    Section 9.6 Reference in Debentures to Supplemental Indentures..............................45
    Section 9.7 Notice of Supplemental Indenture................................................45

ARTICLE TEN  Covenants..........................................................................46

    Section 10.1 Payment of Principal, Premium and Interest.....................................46
    Section 10.2 Maintenance of Office or Agency................................................46
    Section 10.3 Money for Debentures Payments to Be Held in Trust..............................46
    Section 10.4 Statement by Officers as to Default............................................48
    Section 10.5 Payment of Taxes and Other Claims..............................................48
    Section 10.6 Maintenance of Properties......................................................48
    Section 10.7 Corporate Existence; Keeping of Books..........................................49

ARTICLE ELEVEN   Merger, Consolidation and Transfer of Assets...................................49

    Section 11.1 Merger, Consolidation or Transfer of Assets of the Company.....................49

ARTICLE TWELVE   Subordination..................................................................49

    Section 12.1 Debentures Subordinate to Senior Indebtedness..................................49
    Section 12.2 Payment Over of Proceeds upon Dissolution, Etc.................................50
    Section 12.3 No Payment When Indebtedness In Default........................................50
    Section 12.4 Payment Permitted if No Default................................................51
    Section 12.5 Subrogation to Rights of Holders of Senior Indebtedness........................51
    Section 12.6 Provisions Solely to Define Relative Rights....................................51
    Section 12.7 Trustee to Effectuate Subordination............................................52
    Section 12.8 No Waiver of Subordination Provisions..........................................52
    Section 12.9 Notice to Trustee..............................................................52
    Section 12.10 Reliance on Judicial Order or Certificate of Liquidating Agent................53
    Section 12.11 Trustee Not Fiduciary for Holders of Senior Indebtedness......................53
    Section 12.12 Rights of Trustee as Holder of Senior Indebtedness............................54
    Section 12.13 Article Applicable to Paying Agents...........................................54
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ARTICLE THIRTEEN  Redemption of Debentures......................................................54

    Section 13.1  Applicability of Article......................................................54
    Section 13.2  Optional Redemption...........................................................54
    Section 13.3  Election to Redeem; Selection by Trustee of Debentures to Be Redeemed.........54
    Section 13.4  Notice of Redemption..........................................................55
    Section 13.5  Deposit of Redemption Price...................................................55
    Section 13.6  Debentures Payable on Redemption Date.........................................56
    Section 13.7  Debentures Redeemed in Part...................................................56

ARTICLE FOURTEEN  Defeasance and Covenant Defeasance............................................56

    Section 14.1 Option to Effect Legal Defeasance or Covenant Defeasance.......................56
    Section 14.2 Legal Defeasance and Discharge.................................................56
    Section 14.3 Covenant Defeasance............................................................57
    Section 14.4 Conditions to Legal or Covenant Defeasance.....................................57
    Section 14.5 Deposited Money and U.S. Government Obligations To Be Held in Trust;
                    Other Miscellaneous Provisions..............................................58
    Section 14.6 Repayment to Company...........................................................59
    Section 14.7 Reinstatement..................................................................59

ARTICLE FIFTEEN  Miscellaneous..................................................................59

    Section 15.1  No Recourse Against Others....................................................59
    Section 15.2  Execution in Counterparts.....................................................60
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                                       iv

               INDENTURE, dated as of ____________, 1998, between BOSTON CELTICS LIMITED PARTNERSHIP, a limited partnership duly organized and existing under the laws of the State of Delaware (herein called the "COMPANY"), having its principal office at 33 East 63rd Street, New York, NY 10021, and
______________________________________, a _________ corporation, as Trustee
(herein called the "TRUSTEE").

                             RECITALS OF THE COMPANY

               A. The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of $__________ in principal amount of its 6% Subordinated Debentures due 2038 (herein called the "DEBENTURES"), to be issued as in this Indenture provided.

               B. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

               NOW, THEREFORE, THIS INDENTURE WITNESSETH:

               For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                                   ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

               Section 1.1 DEFINITIONS.

               For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

               (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3) all accounting determinations hereunder shall be made, and all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

               (4) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               (5) the word "INCLUDING" is not limiting;

               (6) references in this Indenture to any agreement, other document or law "AS AMENDED" or "AS AMENDED FROM TIME TO TIME," or to "AMENDMENTS" of any document or law, shall include any amendments, supplements, replacements, renewals or other modifications from time to time, provided in the case of modifications to documents, such modifications are permissible under this Indenture; and

               (7) references in this Indenture to any law include regulations promulgated thereunder from time to time.

               "ACT", when used with respect to any Holder, has the meaning specified in Section 1.4.

               "AFFILIATE" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; provided that a Person shall be deemed to have such power with respect to the Company if such Person is the beneficial owner of Capital Stock representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable). The terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

               "AGENT MEMBERS" has the meaning specified in Section 4.2.

               "APPLICABLE LAW" means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority.

               "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debentures.

               "AUTHORIZED OFFICER" means any officer of the Company designated by a resolution of the Board of Directors to take certain actions as specified in this Indenture.

               "BANKRUPTCY CODE" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

               "BOARD OF DIRECTORS" means either the board of directors of the General Partner or (except for purposes of Section 10.7) any duly authorized committee of that board. Unless otherwise indicated, "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the General Partner.

               "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the General Partner to have been duly adopted by the Board of Directors, or by action of an Authorized Officer designated as such pursuant to a resolution of the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee. Unless otherwise indicated, "BOARD RESOLUTION" means a Board Resolution of the General Partner.

               "BUSINESS DAY" means each day that is not a Legal Holiday.

               "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

               "CODE" means the Internal Revenue Code of 1986, as amended.

               "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

               "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by the Chairman of the Board or Vice Chairman of the Board, the Company's President, its Chief Financial Officer or a Vice President, and by its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

               "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date hereof is located at
        ______________________________________.

               "DEBENTURES" has the meaning specified in the recitals.

               "DEBENTURE REGISTER" has the meaning specified in Section 3.6.

               "DEBENTURE REGISTRAR" has the meaning specified in Section 3.6.

               "DEFAULT" means any event which is, or after notice or passage of time or both would be, an Event of Default.

               "DEFAULTED INTEREST" has the meaning specified in Section 3.8.

               "DEPOSITARY" has the meaning specified in Section 3.1.

               "EVENT OF DEFAULT" has the meaning specified in Section 5.1.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as approved by a significant segment of the accounting profession and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC and releases of the Emerging Issues Task Force.

               "GENERAL PARTNER" means Celtics, Inc. or any Person that succeeds Celtics, Inc. as the general partner of the Company.

               "GLOBAL DEBENTURE" means a Debenture bearing the legend prescribed in Section 2.4 evidencing all or part of the Debentures, authenticated and delivered to the Depositary or its custodian, and registered in the name of such Depositary or its nominee.

               "GLOBAL DEBENTURE HOLDER" has the meaning specified in
        Section 3.1.

               "GOVERNMENTAL APPROVAL" means an authorization, consent, approval, permit, license, registration or filing with any Governmental Authority.

               "GOVERNMENTAL AUTHORITY" with respect to any Person, means any nation (including an Indian nation), any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, in each case, having jurisdiction or authority over such Person.

               "GUARANTEE" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

               "GUARANTOR" means any person Guaranteeing any obligation.



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

               "HOLDERS" or "DEBENTUREHOLDERS" means the Person in whose name a Debenture is registered on the Registrar's books.

               "INCUR" means issue, assume, Guarantee, incur or otherwise become liable for. The term "INCURRENCE" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness.

               "INDEBTEDNESS" means, with respect to any Person on any date of determination (without duplication): (i) the principal of and premium, if any, in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all capital lease obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (including any such obligations under repurchase agreements, but excluding trade accounts payable and expense accruals arising in the ordinary course of business not overdue by more than 60 days); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured. The amount of any Indebtedness under clause
        (v) of this definition shall be equal to the amount of the outstanding obligation for which such Person is responsible or liable, directly or indirectly, including by way of Guarantee.

               "INDENTURE" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

               "ISSUE DATE" means the date on which the Debentures are originally issued.

               "LEGAL DEFEASANCE" has the meaning specified in Section 14.2.

               "LEGAL HOLIDAY" means any Saturday, Sunday or other day on which banks in the State of New York or the Commonwealth of Massachusetts are authorized or obligated by law to be closed for business.

               "LIEN" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

               "MATURITY", when used with respect to any Debenture, means the date on which the principal of such Debenture or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, upon repurchase or otherwise.

               "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Company's President, the Chief Financial Officer or a Vice President, and by the Company's Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary, and delivered to the Trustee. Unless otherwise indicted, "OFFICERS' CERTIFICATE" means an Officers' Certificate of the Company.

               "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

               "ORIGINAL DEBENTURE" means each Debenture initially issued on _________, 1998.

               "OUTSTANDING", when used with respect to Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                       (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                       (ii) Debentures for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debentures; provided that, if such Debentures are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                       (iii) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any Affiliate of the Company.

               "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Debentures on behalf of the Company or, if the Company is acting as its own Paying Agent, the Company.

               "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

               "PLACE OF PAYMENT" means the place or places where the principal of and any premium and interest on the Debentures are payable as specified in Section 10.2.

               "PREDECESSOR DEBENTURE" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.7 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

               "PRINCIPAL" of a Debenture means the principal of the Debenture payable on the Debenture which is due or overdue or is to become due at the relevant time.

               "REDEMPTION DATE", when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

               "REDEMPTION PRICE", when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

               "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Debentures means the June 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

               "REPRESENTATIVE" means, with respect to any Indebtedness, any holder thereof or any agent, trustee or other representative for any such holder.

               "RESPONSIBLE OFFICER", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant



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

        cashier, any senior trust officer, trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "SEC" means the Securities and Exchange Commission.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SENIOR INDEBTEDNESS" means the principal of and premium, if any, and interest on (a) all indebtedness of BCLP, whether outstanding on the date of the Indenture or thereafter created, (i) for money borrowed by BCLP, (ii) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by BCLP, (iii) in respect of letters of credit and acceptances issued or made by banks, or (iv) constituting purchase money indebtedness, or indebtedness secured by property included in the property, plan and equipment accounts of BCLP at the time of the acquisition of such property by BCLP, for the payment of which BCLP is directly liable, and (b) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness. As used in the preceding sentence, the term "purchase money indebtedness" means indebtedness evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, unless by its terms such indebtedness is subordinate to other indebtedness of BCLP. Notwithstanding anything to the contrary in the Indenture or the Subordinated Debentures, Senior Indebtedness shall not include (i) amounts owed to trade creditors in the ordinary course of business, (ii) any indebtedness of BCLP which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Subordinated Debentures, as the case may be, and, in particular, the Subordinated Debentures shall rank pari passu with respect to all other debt securities and guarantees in respect thereof issued to any other trusts, partnerships or other entity affiliated with BCLP that is a financing vehicle of BCLP in connection with the issue of preferred securities by such financing vehicle, or
        (iii) any indebtedness of BCLP to a subsidiary of BCLP.

               "SENIOR OFFICER" means the Chairman of the Board, a Vice Chairman of the Board, the President, the Chief Financial Officer, a Vice President, the Treasurer, the Controller, or the Secretary of the Company,

               "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8.

               "STATED MATURITY" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

               "TEMPORARY CASH INVESTMENTS" means any of the following: (i) any investment in direct obligations of the United States of America or any agency thereof or obligations guaranteed as to principal and interest by the United States of America or any agency thereof and maturing within 180 days after acquisition thereof; (ii) investments in demand deposit accounts or time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company that is not an Affiliate of the Company and that is organized under the laws of the United States of America or any state thereof, which bank or trust company has capital, surplus and undivided profits aggregating in excess of $500,000,000 and has outstanding debt which is rated "AA" (or similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker-dealer or mutual fund distributor; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above; (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America with a rating of "P-1" or higher according to Moody's Investors Service, Inc. or "A-1" or higher according to Standard & Poor's Ratings Group; and (v) investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least "A" by Standard & Poor's Ratings Group or Moody's Investors Service, Inc.

               "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Debentures shall mean the Trustee with respect to the Debentures.

               "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TRUST INDENTURE ACT" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

               "U.S. GOVERNMENT OBLIGATIONS" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

               "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president (but shall not include any assistant vice president), whether or not designated by a number or a word or words added before or after the title "vice president".

               "VOTING STOCK" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

               Section 1.2 COMPLIANCE CERTIFICATES AND OPINIONS.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

               Every certificate or opinion (other than the Officers' Certificate delivered under Section 10.4 hereof) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

               Section 1.3 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

               Section 1.4 ACTS OF HOLDERS, RECORD DATES.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective upon action by the requisite percentage of Holders when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

               Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Debenture, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Debenture may provide its proxy or proxies to the beneficial owners of interest in any such Global Debenture.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Debentures entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Debentures. If not set by the Company prior to the first solicitation of a Holder of Debentures made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of Debentures, only the Holders of Debentures on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

               (d) The ownership of Debentures shall be proved by the Debenture Register.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

               (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

               Section 1.5 NOTICES, ETC., TO TRUSTEE AND COMPANY.

               Except as otherwise expressly provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

               (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of the its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Chief Financial Officer.

               Section 1.6  NOTICE TO HOLDERS; WAIVER.

               Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

               Section 1.7  CONFLICT WITH TRUST INDENTURE ACT.

               If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

               Section 1.8  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

               The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

               Section 1.9  SUCCESSORS AND ASSIGNS.

               All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

               Section 1.10 SEPARABILITY CLAUSE.

               If any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               Section 1.11 BENEFITS OF INDENTURE.

               Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than (a) the parties hereto and their successors hereunder and (b) the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

               Section 1.12 GOVERNING LAW; CHOICE OF FORUM.

               (a) THIS INDENTURE AND THE DEBENTURES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

               (b) EACH OBLIGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE DEBENTURES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OBLIGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

               (c) The Company hereby irrevocably appoints _____________________ (the "PROCESS AGENT," which has consented thereto) with offices on the date hereof at ______________________________________, as Process Agent to receive for and on behalf of the Company service of process in the County of New York relating to this Indenture and the Debentures. SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE COMPANY AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON THE COMPANY, SUFFICIENT FOR PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON THE COMPANY FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE COMPANY OR ANY FAILURE ON THE PART OF THE COMPANY TO RECEIVE THE SAME. The Company confirms that it has instructed the Process Agent to mail to it, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Company's address set forth in Schedule ____, or to such other address as the Company may notify the Process Agent in writing. The Company agrees that it will at all times maintain a process agent to receive service of process in the County of New York on its behalf with respect to this Indenture and the Debentures. If for any reason the Process Agent or any successor thereto shall no longer serve as such process agent or shall have changed its address without notification thereof to the Trustee, the Company, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to the Trustee in the County of New York and advise the Trustee thereof.

               (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

               Section 1.13 LEGAL HOLIDAYS.

               In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debentures (other than a provision of the Debentures which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

               Section 1.14 NO SECURITY INTEREST.

               Nothing in this Indenture or in the Debentures, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company is or may be located.


                                   ARTICLE TWO

                                 DEBENTURE FORMS

               Section 2.1  FORMS GENERALLY.

               The Debentures shall be in substantially the form set forth in this Article Two, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures.

               The definitive Debentures shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Debentures, as evidenced by their execution of such Debentures.

               Section 2.2 FORM OF FACE OF DEBENTURE.

                       BOSTON CELTICS LIMITED PARTNERSHIP

                       6% SUBORDINATED DEBENTURES DUE 2038

No...................                                            $..............

               Boston Celtics Limited Partnership, a limited partnership duly organized and existing under the laws of Delaware (herein called the "COMPANY"), for value received, hereby promises to pay to .........................., or registered assigns, the principal sum of ....................... Dollars on June
30, 2038, and to pay interest thereon from ___________, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually on June 30 in each year (each an "INTEREST PAYMENT DATE"), commencing June 30, 1999, at the rate of 6% per annum, until the principal hereof is paid or made available for payment, and at the rate of 1% over the rate set forth above per annum on any overdue principal and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

               Payment of the principal of (and premium, if any) and any such interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the City of New York, Borough of Manhattan, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

               Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

               IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                              BOSTON CELTICS LIMITED PARTNERSHIP



                                              By................................

Attest:


 ...............................

               Section 2.3 FORM OF REVERSE OF DEBENTURE.

               This Debenture is one of a duly authorized issue of securities of the Company (herein called the "DEBENTURES"), issued under an Indenture, dated as of _________, 1998 (herein called the "INDENTURE"), between the Company and _______________________, as Trustee (herein called the "TRUSTEE", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the Debentures designated on the face hereof, limited in aggregate principal amount to $__________.

               The Company may redeem, at its option, up to ___% of the original aggregate principal amount of the Debentures at any time and from time to time at a redemption price of ____% of the principal amount of the Debentures redeemed, plus accrued and unpaid interest thereon. In the event of redemption of this Debenture in part only, a new Debenture or Debentures of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

               The Debentures are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purposes.

               The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness evidenced by this Debenture and (b) certain restrictive covenants, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Debenture.

               If an Event of Default with respect to Debentures shall occur and be continuing, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

               No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

               As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debenture are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

               The Debentures are issuable only in registered form without coupons in denominations of $20 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

               No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

               All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

               Section 2.4 FORM OF LEGEND FOR GLOBAL DEBENTURES.

               Any Global Debenture authenticated and delivered hereunder shall bear a legend in substantially the following form:

               "This Debenture is a Global Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Debenture may not be transferred to, or registered or exchanged for Debentures registered in the name of, any Person other than the Depositary or a nominee thereof or a successor of such Depositary or a nominee of such successor and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Debenture shall be a Global Debenture subject to the foregoing, except in such limited circumstances."

               Section 2.5 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

               The Trustee's certificate of authentication shall be in substantially the following form:

               This is one of the Debentures designated and referred to in the within-mentioned Indenture.

                                    ________________________________, as Trustee

                                    By__________________________________________
                                                  Authorized Officer

               Section 2.6 FORM OF ASSIGNMENT AND ELECTION TO PURCHASE.

               Each Debenture shall include the following form of Assignment and Option of Holder to Elect Purchase:

                                   ASSIGNMENT

                    (TO BE EXECUTED BY THE REGISTERED HOLDER
               IF SUCH HOLDER DESIRES TO TRANSFER THIS DEBENTURE)

               FOR VALUE RECEIVED _________________ hereby sells, assigns and transfers unto __________________________________________________.

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE

                  (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)

this Debenture, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint ___________________ Attorney to transfer this Debenture on the Debenture Register, with full power of substitution.

Dated:

Signature of Holder                          Signature Guaranteed:

NOTICE:   The signature to the foregoing Assignment must correspond to the name as written upon the face of this Debenture in every particular, without alteration or any change whatsoever.

                                  ARTICLE THREE

                                 THE DEBENTURES

          Section 3.1    GLOBAL DEBENTURE; DEPOSITARY.

          The Debentures will initially be issued in the form of one or more Global Debentures. Each Global Debenture will be deposited on the Issue Date with The Depository Trust Company (the "DEPOSITARY"), or the Trustee on its behalf, and registered in the name of Cede & Co., as nominee of the Depositary (such nominee being referred to herein as the "GLOBAL DEBENTURE Holder").

          Section 3.2    AMOUNT.

          The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is $__________ (___________________________), except for Debentures authenticated and delivered pursuant to Section 3.5, 3.6, 3.7, 4.2 or 13.7.

          Section 3.3    DENOMINATIONS.

          The Debentures shall be issuable in registered form without coupons in denominations of $20 and any integral multiple thereof.

          Section 3.4    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Debentures shall be executed on behalf of the Company by the Chairman of the Board, the Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

          Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debentures, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debentures.

          Each Debenture shall be dated the date of its authentication.

          No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an Responsible Officer, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 3.10, for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          Section 3.5    TEMPORARY DEBENTURES.

          Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

          If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Debentures of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures of such tenor.

          Section 3.6    REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office being herein sometimes collectively referred to as the "DEBENTURE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

          Upon surrender for registration of transfer of any Debenture at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Holder making the exchange is entitled to receive.

          All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

          Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 3.5, 3.6, 3.7, 4.2 or 13.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Debentures selected for redemption under Section 13.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

          Section 3.7    MUTILATED, DESTROYED, LOST AND STOLEN DEBENTURES.

          If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

          Upon the issuance of any new Debenture under this Section 3.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debenture issued pursuant to this Section 3.7 in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

          The provisions of this Section 3.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

          Section 3.8    PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid in immediately available funds to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Debentures at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 3.8, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

          Section 3.9    PERSONS DEEMED OWNERS.

          Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of and any premium and (subject to Section 3.8) any interest on such

Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          So long as the Global Debenture Holder is the registered owner of any Debentures, the Global Debenture Holder will be considered the sole Holder under this Indenture of any Debentures evidenced by the Global Debenture for the purposes of receiving payment on the Debentures, receiving notices, and for all other purposes under this Indenture and the Debentures. Beneficial owners of Debentures evidenced by the Global Debenture will not be considered the owners or Holders thereof under this Indenture for any purpose, including with respect to the giving of any directions, instructions or approvals to the Trustee thereunder. Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records of the Depositary or for maintaining, supervising or reviewing any records of the Depositary relating to the Debentures.

          Section 3.10   CANCELLATION.

          All Debentures surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section 3.10, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

          Section 3.11   COMPUTATION OF INTEREST.

          Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                   BOOK ENTRY PROVISIONS FOR GLOBAL DEBENTURES

          Section 4.1    APPLICABILITY OF ARTICLE

          Each Global Debenture shall be subject to this Article Four.

          Section 4.2.   BOOK-ENTRY PROVISIONS FOR GLOBAL DEBENTURE

          (a) Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Debenture held on their behalf by the

Depositary or under the Global Debenture, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Debenture for all purposes whatsoever. Any Holder of the Global Debenture shall, by acceptance of such Global Debenture, agree that the transfers of beneficial interests in such Global Debenture may be effected only through a book-entry system maintained by the Holder of such Global Debenture (or its agent), and that ownership of a beneficial interest in the Global Debenture shall be required to be reflected in a book-entry system. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or an agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Debenture.

          (b) The Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          (c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for individual Debentures represented thereby, a Global Debenture representing all or a portion of the Debentures may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Interests of beneficial owners in the Global Debentures (each an "INTEREST") may be transferred to one beneficial owner or to another Agent Member or exchanged for definitive Debentures in accordance with the rules and procedures of the Depositary and the provisions of this Indenture. In addition, definitive Debentures shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Debentures if (i) the Depositary for the Debentures notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Debentures or is no longer eligible to serve as Depositary pursuant to the terms of this Indenture and a successor Depositary is not appointed by the Company within 90 days after delivery of such notice; (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of definitive Debentures under this Indenture, then the Company shall execute; or (iii) there shall have occurred and be continuing a Default with respect to any Debentures represented by the Global Debentures; and the Trustee shall, upon receipt of a Company Order in accordance with Section 3.4, authenticate and deliver, definitive Debentures in an aggregate principal amount equal to the principal amount of the Global Debentures in exchange for such Global Debentures. If specified by the Company pursuant to Section 3.4, the Depositary may surrender a Global Debenture in exchange in whole or in part for Debentures of like tenor and terms and in definitive form on such terms as are acceptable to the Company, the Trustee and the Depositary.

          (d) In connection with the transfer of any Interest from one beneficial owner to another Agent Member not taking a definitive Debenture, but an Interest, pursuant to paragraph (c) of this Section 4.2, the Depositary shall reflect on its books and records the date, the name of the transferor and transferee, and the amount of the Interest transferred.

          (e) In connection with the transfer of Global Debentures to beneficial owners pursuant to the third sentence of paragraph (c) or (h) of this Section 4.2, the Global Debentures shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute and the Trustee upon receipt of a Company Order for the authentication and delivery of definitive Debentures shall authenticate and deliver, without service charge:

               (i) to the Depositary or to each Person specified by such Depositary a new Debenture or Debentures of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Debenture; and

               (ii) to such Depositary a new Global Debenture of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Debenture and the aggregate principal amount of Debentures delivered to Holders thereof.

          Notwithstanding any other provision of this Indenture, any Debenture authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Debenture shall also be a Global Debenture and shall bear the legend specified in Section 2.4 hereof except for any Debenture authenticated and delivered in exchange for, or upon registration of transfer of, a Global Debenture pursuant to the preceding sentence.

          (f) The Holder of any Global Debenture may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Debentures.

          (g) Upon the exchange of a Global Debenture in its entirety for Debentures in definitive form, such Global Debenture shall be canceled by the Trustee.

          (h) Notwithstanding anything herein to the contrary, if at any time the Depositary for the Debentures notifies the Company that it is unwilling or unable to continue as a Depositary for the Debentures or if at any time the Depositary for the Debentures shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Debentures. If a successor Depositary for the Debentures is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon Company Request, will authenticate and deliver Debentures in definitive form in an aggregate principal amount equal to the principal amount of the Global Debenture or Global Debentures representing Debentures in exchange for such Global Debenture or Global Debentures.

                                  ARTICLE FIVE

                                    REMEDIES

          Section 5.1    EVENTS OF DEFAULT.

          An "EVENT OF DEFAULT" as used herein is any one of the following:

          (a) a default in the payment of interest on the Debentures when due, continued for 30 days;

          (b) a default in the payment of principal of and premium, if any, on any Debenture when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration of acceleration or otherwise;

          (c) [Intentionally omitted.]

          (d) the failure by the Company to comply with any of its obligations in Section 7.4 and 30 days or more shall have expired after a Senior Officer of the Company first becomes aware of such failure;

          (e) the failure by the Company to comply, for 30 days after the notice specified below, in any material respect in the performance of or to breach any covenant, representation or warranty contained in this Indenture; or

          (f) a decree, judgment or order by a court of competent jurisdiction shall have been entered adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee or assignee in bankruptcy or insolvency of the Company, or of the property of any such person, or for the winding up for liquidation of the affairs of any such person, shall have been entered, and such decree, judgment or order shall have remained in force undischarged and unstayed for a period of 60 days; or the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a custodian, receiver, liquidator, trustee or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall become insolvent or fail generally to pay its debts as they become due.

          A Default under subsection (e) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Outstanding Debentures notify the Company of the Default and the Company does not cure the Default within 30 days after receipt of the notice.

The notice must specify the Default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT."

          Section 5.2   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default (other than an Event of Default specified in clause (f) of Section 5.1) with respect to Debentures at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of all of the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If any Event of Default specified in clause
(g) of Section 5.1 occurs, such principal amount shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after such a declaration of acceleration with respect to Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Debentures,

               (B) the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Debentures,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Debentures, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Debentures, other than the non-payment of the principal of Debentures which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debenture at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may (or, at the direction of Holders of not less than 25% of the Outstanding Debentures shall), in addition to any other remedies available to it, institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated. If an Event of Default with respect to Debentures occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 5.4    TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of any judicial proceeding relative to the Company, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

          Section 5.5    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                         DEBENTURES.

          All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

          Section 5.6    APPLICATION OF MONEY COLLECTED.

          Subject to Article Twelve of this Indenture, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under
     Section 6.7; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Debentures in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal and any premium and interest, respectively.

          Section 5.7    LIMITATION ON SUITS.

          No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debentures;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.8) any interest on such Debenture on the Stated Maturity or maturities expressed in such Debenture (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 5.9    RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 5.10   RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 3.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 5.11   DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Debentures to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 5.12   CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unduly prejudicial to the rights of any other Holder or would involve the Trustee in personal liability.

          Section 5.13   WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Debenture, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 5.14   UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Debentures by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debentures on or after the Stated Maturity or maturities expressed in such Debentures (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date).

          Section 5.15   WAIVER OF USURY, STAY OR EXTENSION LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

          Section 6.1    CERTAIN DUTIES AND RESPONSIBILITIES.

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1. If an Event of Default occurs (and is not cured), the Trustee, in the exercise of its power, must use the degree of care of a prudent man in the conduct of his own affairs. Subject to the requirement in the foregoing sentence, the Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request of any Holder, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense and then only to the extent required by the terms of this Indenture.

          Section 6.2    NOTICE OF DEFAULTS.

          If a Default occurs and is continuing and is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 60 days after it occurs. Except in the case of a Default in the payment of principal of, premium, if any, or interest on any Debenture, the Trustee may withhold notice if and so long as a committee of its trust officers determines that withholding notice is not opposed to the interest of the Holders.

          Section 6.3    CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debenture, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the

     Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 6.4    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBENTURES.

          The recitals contained herein and in the Debentures, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.

          Section 6.5    MAY HOLD DEBENTURES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections
6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

          Section 6.6    MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 6.7    COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

          (4) when the Trustee incurs any expenses or renders any services after the occurrence of an Event of Default specified in Section 5.1(g), such expenses and the compensation for such services are intended to constitute expenses of administration under the Bankruptcy Code or any similar federal or state law for the relief of debtors.

          As security for the performance of the obligations of the Company under this Section 6.7, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds (i) held in trust for the payment of principal of and interest on Debentures or (ii) held in the Trustee's capacity as Paying Agent.

          The obligations of the Company under this Section 6.7 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee and each predecessor Trustee.

          Section 6.8    DISQUALIFICATION; CONFLICTING INTERESTS.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 6.9    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $10,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 6.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

          Section 6.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

          (b) The Trustee may resign at any time with respect to the Debentures by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

          (c) The Trustee may be removed at any time with respect to the Debentures by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

          (d)  If at any time:

               (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months, or

               (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide holder of a Debenture for at least six months, or

               (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debentures, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debentures and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Debentures and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debentures shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debentures and each appointment of a successor Trustee with respect to the Debentures to all Holders of Debentures in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Debentures and the address of its Corporate Trust Office.

          Section 6.11   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In case of the appointment hereunder of a successor Trustee with respect to the Debentures, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section 6.11.

          (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

          Section 6.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

          Section 6.13   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          Section 6.14   APPOINTMENT OF AUTHENTICATING AGENT.

          The Trustee may appoint an Authenticating Agent or Agents (which may be an affiliate of the Company) with respect to the Debentures which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.7, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $500,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Debentures with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Debenture Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

          Unless the Authenticating Agent has been appointed by the Trustee at the request of the Company, the Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this
Section 6.14, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

          If an appointment is made pursuant to this Section 6.14, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

               This is one of the Debentures designated and referred to in the within-mentioned Indenture.



                                             ----------------------------------,
                                                 as Trustee



                                             By:
                                                --------------------------------
                                                 as Authenticating Agent



                                             By:
                                                --------------------------------
                                                 Authorized Officer


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 7.1    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                         HOLDERS.

          (a) The Company will furnish or cause to be furnished to the Trustee:

               (i) semi-annually, not later than five Business Days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debentures as of such Regular Record Date, and

               (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar.

          (b) If and whenever the Company or any Affiliate acquires any Debentures, the Company shall within 10 Business Days after such acquisition by the Company and within 10 Business Days after the date on which it obtains knowledge of any such acquisition by an Affiliate, provide the Trustee with written notice of such acquisition, the aggregate principal amount acquired (to the extent known by the Company), the Holder from whom such Debentures were acquired and the date of such acquisition.

          Section   7.2 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          Section 7.3    REPORTS BY TRUSTEE.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending December 31 and shall be transmitted by the next succeeding March 1.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed, with the SEC and with the Company. The Company will notify the Trustee when any Debentures are listed on any stock exchange.

          Section 7.4    REPORTS BY COMPANY.

          The Company shall file with the SEC and shall furnish to the Trustee, within 15 days after it files them with the SEC, copies of its annual report and the information, documents and other reports which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the provisions of Section 314(a) of the Trust Indenture Act.

                                  ARTICLE EIGHT

                                   [RESERVED]


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

          Section 9.1    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Debentures;

          (b) to provide for uncertificated Debentures in addition to or in place of certificated Debentures (provided, that such uncertificated Debentures are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Debentures are described in Section 163(f)(2)(B) of the Code);

          (c) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or to add guarantees with respect to the Debentures;

          (d) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with the provisions of this Indenture; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

          (e) to evidence, and provide for the acceptance of, the appointment of a successor Trustee hereunder;

          (f)  to secure the Debentures; or

          (g) to comply with any requirement of the SEC or state securities regulators in connection with the qualification of this Indenture under the Trust Indenture Act or any registration or qualification of the Debentures under the Securities Act or state securities laws.

          Section 9.2    SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          (a) Except as otherwise provided in Section 9.2(b), with the written consent of the Holders of a majority in principal amount of the Outstanding Debentures, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

               (A) extend the Stated Maturity of the principal of, or the stated maturity of any installment of interest on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption or repurchase thereof, or change the coin or currency or property in which the principal of any Debenture or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity or due date thereof (or, in the case of redemption, after the Redemption Date), or affect the ranking (in terms of right or time of payment) of the Debentures,

               (B) [Intentionally omitted],

               (C) reduce the percentage in principal amount of the Outstanding Debentures the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with the provisions of this Indenture or Defaults hereunder and their consequences) provided for in this Indenture,

               (D) modify any provision of Article Twelve with respect to the subordination of the Debentures;

               (E) modify any provision of Section 13.2 or the definitions used therein if the effect of such modification or waiver is to decrease the amount of any payment required to be made by the Company thereunder or extend the maturity date of such payment, or

               (F) modify any of the provisions of this Section 9.2 or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby.

          (b)  It shall not be necessary for any Act of Holders under this
     Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act and such notice shall approve the substance thereof.

          Section 9.3    EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that this Indenture, as amended by such supplemental indenture, constitutes the legal, valid and binding obligation of the Company, enforceable against each of them in accordance with its terms.

          Section 9.4    EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby and entitled to the benefits thereof.

          Section 9.5    CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 9.6    REFERENCE IN DEBENTURES TO SUPPLEMENTAL INDENTURES.

          Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form acceptable to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

          Section 9.7    NOTICE OF SUPPLEMENTAL INDENTURE.

          After an supplemental indenture hereunder becomes effective, the Company shall mail to Holders a notice briefly describing such supplemental indenture; provided, that the failure to give such notice to all Holders, or any defect therein, will not impair or affect the validity of the supplemental indenture.

                                   ARTICLE TEN

                                    COVENANTS

          Section 10.1   PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Company covenants and agrees for the benefit of the Debentures that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

          All payments of principal, premium, if any, and interest will be made by the Company in immediately available funds. The Debentures shall be included in the Same-Day Funds Settlement System of The Depository Trust Company until maturity.

          Section 10.2   MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where Debentures may be presented or surrendered for payment (a "PLACE OF PAYMENT"), where Debentures may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. Initially, the Company hereby designates the Corporate Trust Office of the Trustee for all such purposes, and the Company hereby designates the Trustee as the initial Paying Agent. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 10.3   MONEY FOR DEBENTURES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to the Debentures, it will, on or before each due date of the principal of or any premium or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to act.

          Whenever the Company shall have one or more Paying Agents for the Debentures, it will, prior to each due date of the principal of or any premium or interest on any Debentures, deposit with a Paying Agent, in immediately available funds, a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3 that such Paying Agent will:

          (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any such payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Debenture and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The Wall Street Journal or The New York Times (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.4   STATEMENT BY OFFICERS AS TO DEFAULT.

          (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is, or was during the preceding year, in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be or shall have been in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company gives notice or takes any other action with respect to a claimed default, the Company shall deliver to the Trustee by registered or certified mail, or by facsimile transmission, its status, and what action the Company is taking or proposes to take in respect thereof within 30 days after a Senior Officer of the Company becomes aware of the occurrence thereof, an Officers' Certificate specifying such event, notice or other action.

          Section 10.5   PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate reserves (in the good faith judgment of the Board of Directors) have been made.

          Section 10.6   MAINTENANCE OF PROPERTIES.

          The Company will cause all properties owned by the Company or used or held for use in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.6 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Board of Directors (or, in the case of real estate owned properties, in the judgment of a Senior Officer), desirable in the conduct of its business or the business of the Company and not disadvantageous in any material respect to the Holders.

          Section 10.7   CORPORATE EXISTENCE; KEEPING OF BOOKS.

          The Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company; provided, however, that any such right or franchise of the Company may be terminated if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not, and is not reasonably likely to be, disadvantageous in any material respect to the Holders.

          The Company shall keep proper books and records, in which full and correct entries shall be made of all financial transactions and the assets, liabilities and business of the Company, in accordance with GAAP.


                                 ARTICLE ELEVEN

                  MERGER, CONSOLIDATION AND TRANSFER OF ASSETS

          Section 11.1   MERGER, CONSOLIDATION OR TRANSFER OF ASSETS OF THE
                         COMPANY.

          (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of related transactions, all or substantially all its assets to, any Person, unless: (i) the resulting, surviving or transferee Person (the "SUCCESSOR COMPANY") shall be a Person organized and existing under the laws of the United States of America or any state thereof and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the Company's obligations under the Debentures and this Indenture; (ii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          (b) The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company, in the case of a lease, shall not be released from the obligation to pay the principal of, premium, if any, and interest on the Debentures.


                                 ARTICLE TWELVE

                                  SUBORDINATION

          Section 12.1   DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS.

          (a) The Company covenants and agrees, and each Holder of a Debenture, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Twelve, the Indebtedness represented by the Debentures and the payment of the principal of and premium (if any) and interest on each and all of the Debentures, are hereby expressly made subordinate and subject in right of payment to the prior payment in full of existing and future Senior Indebtedness of the Company. If any Senior Indebtedness is disallowed, avoided or subordinated pursuant to the provisions of Section 548 of the Bankruptcy Code or any applicable state fraudulent conveyance law, such Senior Indebtedness nevertheless will constitute Senior Indebtedness for purposes of this Indenture. For purposes of this Article Twelve, (i) a "PAYMENT" includes any payment with respect to principal of, premium, if any, or interest on, the Debentures, including any deposit pursuant to Article Fourteen and any repurchase, redemption, defeasance or other retirement of any Debentures, and (ii) "PRINCIPAL", if used with respect to the Debentures, shall include, without limitation, the principal portion of the Redemption Price and Purchase Price of Debentures.

          (b) Notwithstanding anything in this Article Twelve to the contrary, nothing herein shall apply to any payments made out of the assets of any trust referred to in paragraph (a) of Section 14.4.

          Section 12.2   PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

          (a) Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property (whether voluntary or involuntary), (i) the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full before the holders of the Debentures are entitled to receive any payment, and (ii) until the Senior Indebtedness of the Company is paid in full, any payment to which the Holders of the Debentures would be entitled but for this Section 12.2 will be made to holders of Senior Indebtedness as their interests may appear, except that Holders may receive shares of stock or Indebtedness of the Company that is subordinated to at least the same extent as the Debentures.

          (b) [Intentionally omitted].

          (c) In the event that, notwithstanding the foregoing provisions of this Section 12.2, the Trustee or the Holder of any Debenture shall have received any payment or distribution of any kind or character, whether in cash, securities or other property, before all Senior Indebtedness is paid in full, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other official for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          Section 12.3   NO PAYMENT WHEN INDEBTEDNESS IN DEFAULT.

          (a) DEBENTURE PAYMENTS. The Company may not make any payment with respect to the Debentures if (i) any Senior Indebtedness of the Company is not paid when due or

(ii) any other default on any such Senior Indebtedness occurs and the maturity thereof has been accelerated in accordance with its terms, unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full.

          (b) [Intentionally omitted.]

          (c) APPLICATION. The provisions of this Section 12.3 shall not apply to any payment with respect to which Section 12.2 would be applicable.

          Section 12.4   PAYMENT PERMITTED IF NO DEFAULT.

          Nothing contained in this Article Twelve or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pending of any liquidation, dissolution or proceeding referred to in Section 12.2 or under the conditions described in Section 12.3, from making payments at any time of principal of (or premium, if any) or interest on the Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal (and premium, if any) or interest on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article Twelve.

          Section 12.5   SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
                         INDEBTEDNESS.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Twelve and to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Debentures or the Trustee would be entitled except for the provisions of this Article Twelve shall, as among the Company, its creditors other than the holders of Senior Indebtedness and the Holders of the Debentures, be deemed to be payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 12.6   PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

          The provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures and the holders of Senior Indebtedness. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Indebtedness and the Holders of the Debentures, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Debentures and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon an Event of Default, subject to the rights, if any, under this Article Twelve of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 12.7   TRUSTEE TO EFFECTUATE SUBORDINATION.

          Each Holder of a Debenture by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve and appoints the Trustee his attorney-in-fact for any and all such purposes.

          Section 12.8   NO WAIVER OF SUBORDINATION PROVISIONS.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures and any Beneficiaries and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Debentures to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place, amount or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

          Section 12.9   NOTICE TO TRUSTEE.

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures pursuant to this Article Twelve. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Indebtedness or from any Representative thereof; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article Six, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 12.9 at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal (and premium, if any) or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Article Six, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Representative of Senior Indebtedness to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor or other representative thereof). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment or distribution.

          Section 12.10 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

          Upon any payment or distribution of assets of the Company referred to in this Article Twelve, the Trustee, subject to the provisions of Article Six, and the Holders of the Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Person entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

          Section 12.11  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                         INDEBTEDNESS.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Debentures or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

          Section 12.12  RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve with respect to any Senior Indebtedness that may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee pursuant to Section 6.7.

          Section 12.13  ARTICLE APPLICABLE TO PAYING AGENTS.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "TRUSTEE" as used in this Article Twelve shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Twelve in addition to or in place of Trustee; provided, however, that Section 12.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                                ARTICLE THIRTEEN

                            REDEMPTION OF DEBENTURES

          Section 13.1   APPLICABILITY OF ARTICLE.

          Any redemption of Debentures before their Stated Maturity shall be in accordance with their terms and in accordance with this Article Thirteen.

          Section 13.2   OPTIONAL REDEMPTION.

          The Debentures will not be redeemable prior to their Stated Maturity, except as provided on the reverse of the Form of Debenture set forth in
Section 2.3.

          Section 13.3 ELECTION TO REDEEM; SELECTION BY TRUSTEE OF DEBENTURES TO BE REDEEMED.

          Any election to redeem Debentures shall be evidenced by a Board Resolution.

          If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debentures or any integral multiple thereof) of the principal amount of Debentures of a denomination larger than the minimum authorized denomination for Debentures.

          The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of such Debentures which has been or is to be redeemed.

          Section 13.4   NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debentures to be redeemed, at his address appearing in the Debenture Register.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price and accrued interest, if any,

          (3) if less than all the Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption of any Debentures, the principal amounts) of the particular Debentures to be redeemed,

          (4) that on the Redemption Date the Redemption Price and accrued but unpaid interest, if any, will become due and payable upon each such Debenture to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Debentures are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

          (6) the CUSIP numbers, if any, of the Debentures to be redeemed.

          Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

          Section 13.5   DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued but unpaid interest on, all the Debentures which are to be redeemed on that date.

          Section 13.6   DEBENTURES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest to the Redemption Date; provided, however, that, installments of interest whose stated maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8.

          If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

          Section 13.7   DEBENTURES REDEEMED IN PART.

          Any Debenture which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debenture without service charge, a new Debenture or Debentures of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.


                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

          Section 14.1   OPTION TO EFFECT LEGAL DEFEASANCE.

          The Company may, at the option of its Board of Directors evidenced by a Board Resolution, at any time, elect to have Section 14.2 be applied to all Outstanding Debentures upon compliance with the conditions set forth below in this Article Fourteen.

          Section 14.2   LEGAL DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 14.1 of the option applicable to this Section 14.2, the Company shall, subject to the satisfaction of the conditions set forth in Section 14.4, be deemed to have been discharged from its obligations with respect to all Outstanding Debentures on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Debentures, which shall thereafter be deemed to be "OUTSTANDING" only for the purposes of Section 14.5 and the other Sections of this Indenture referred to in
(a) and (b) below, and the Company shall be deemed to have satisfied all its other obligations under the Debentures and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Debentures to receive solely from the trust fund described in Section 14.4, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Debentures as and when such payments are due, (b) the Company's obligations with respect to such Debentures under Articles One, Two, Three and Four and Section 10.3, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (d) of this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 14.2 notwithstanding the prior exercise of its option under Section 14.3.

          Section 14.3   [Intentionally Omitted].

          Section 14.4   CONDITIONS TO LEGAL DEFEASANCE.

          The following shall be the conditions precedent to the effectiveness of any Legal Defeasance:

          (a) the Company shall (i) irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, unencumbered cash in United States dollars, unencumbered U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in a written opinion of a nationally recognized firm of independent public accountants delivered to the Trustee, to pay the principal of, premium, if any, and interest on the outstanding Debentures on the stated date for payment thereof or on the applicable Redemption Date, as the case may be, and the Company must specify whether the Debentures are being defeased to maturity or to a particular Redemption Date, and (ii) irrevocably instruct the Trustee to apply such cash and U.S. Government Obligations to such payments with respect to the Debentures;

          (b) in the case of an election under Section 14.2, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Debentures will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) no Default or Event of Default shall have occurred and be continuing on (i) the date of such deposit (other than a Default or Event of Default resulting from the Incurrence of Indebtedness all or a portion of the proceeds of which will be used to defease the Debentures pursuant to this Article Fourteen concurrently with such Incurrence) and (ii) insofar as Section 5.1(g) hereof is concerned, at any time during the period ending on the 91st day after the date of deposit (such condition not being satisfied until such 91st day);

          (d) such Legal Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which the Company is bound;

          (e) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that on the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

          (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company; and

          (g) the Company shall have delivered to the Trustee Officers' Certificates and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance have been complied with.

          Section 14.5 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to Section 14.6, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 14.5, the "TRUSTEE") pursuant to Section 14.4 in respect of the Outstanding Debentures shall be held in trust and applied by the Trustee, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (excluding the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Debentures of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof.

          Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Obligations held by it as provided in Section 14.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 14.4), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

          Section 14.6   REPAYMENT TO COMPANY.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Debenture and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 14.7   REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any United States Dollars or U.S. Government Obligations in accordance with Section 14.2 or 14.3, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture, the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to
Section 14.2 or 14.3 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.2 or 14.3, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Debentures to receive such payment from the money held by the Trustee or Paying Agent.

                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

          Section 15.1.  NO RECOURSE AGAINST OTHERS.

          The general partner of the Company, any officer, director, employee or agent, as such, of the general partner or of Company, shall not have any liability for any obligations of the Company under the Debentures or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Debenture waives and releases all such liability.

          Section 15.2.  EXECUTION IN COUNTERPARTS.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    BOSTON CELTICS LIMITED PARTNERSHIP


                                    By:_________________________________________
                                       Name:
                                       Title:

Attest:


By:________________________________
   Title:

                                    ________________________________, as Trustee


                                    By:_________________________________________
                                       Name:
                                       Title:

Attest:


By:________________________________
   Title:

STATE OF _________     )
                       )    ss.:
COUNTY OF ________     )

          On the ____ day of ___________, 1998, before me personally came ______ ____________________, to me known, who, being by me duly sworn, did depose and say that he is __________________ of Boston Celtics Limited Partnership, the limited partnership described in and which executed the foregoing instrument; that he knows the seal of said limited partnership; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of the general partner of said limited partnership, and that he signed his name thereto by like authority.




                                    --------------------------------------------
                                     Notary Public

STATE OF _________     )
                       )    ss.:
COUNTY OF ________     )

          On the ____ day of ___________, 1998 before me personally came _____ _________________, to me known, who, being by me duly sworn, did depose and say that he is _______________ of _________________________, the corporation described in and which executed the foregoing instrument, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                    --------------------------------------------
                                     Notary Public